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                                                                 EXHIBIT 10.9(c)
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           Amendment No. 3 to Research, License and Royalty Agreement
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     This Amendment No. 3 to Research, License and Royalty Agreement (the
"Amendment") effective as of November 21, 1997, is entered into by and between Pharmacopeia, Inc. ("Pharmacopeia") and Berlex Laboratories, Inc. ("Berlex"), and amends that certain Research, License and Royalty Agreement entered into by Pharmacopeia and Berlex effective as of February 15, 1995 (the "Agreement"), as amended by Amendment No. 1 to Research, License and Royalty Agreement effective as of November 27, 1996 and Amendment No. 2 to Research, License and Royalty Agreement effective as of June 30, 1997.


1. All capitalized terms not defined in this Amendment shall have the meanings given to them in the Agreement, as amended.

2.   The following new Sections 1.49 and 1.50 are added following Section 1.48:

     1.49  "Outside Compound" is defined in Section 4.9(b).

     1.50 "Outside Target" means any target against which Pharmacopeia screens one or more of the Focused Libraries other than (i) the Initial Berlex Target or (ii) the Additional Berlex Target.

3.  Subsection 4.5(a) is amended to read in its entirety as follows:

        (a) subject to the terms of Section 4.7, an exclusive (even as to Pharmacopeia) worldwide, royalty-bearing license under the Developed Technology to make, have made, use and sell compounds in Focused Libraries, Lead Compounds, Development Compounds, Products and Other Products in and outside the Field;

4.  Subsection 4.5(d) is amended to read in its entirety as follows:

        (d) subject to the terms of Section 4.7, an exclusive (even as to Pharmacopeia) worldwide, royalty-bearing license under the Pharmacopeia Base Technology to make, have made, use and sell compounds in Focused Libraries, Lead Compounds, Development Compounds, Products and Other Products in and outside the Field.
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5.  The following language shall be added to the end of Section 4.7:

     Notwithstanding any contrary provision of this Agreement, Berlex also grants to Pharmacopeia a co-exclusive (with Berlex) worldwide license under the Berlex Base Technology and Berlex's interest in the Developed Technology to make, have made, use and sell any compounds in the Focused Libraries outside the Field on the terms and conditions set forth in Sections 4.9 and 4.15 below, with the right to grant sublicenses in accordance with Section 4.15 below.

6.  Section 4.9 is amended to read in its entirety as follows:

     4.9  Use of Focused Libraries.
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     (a) Limitation on Use.  For a period from the end of the Term until
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     expiration of the last to expire issued Live Claim which claims Focused
     Libraries, Lead Compounds, Development Compounds, Products or Other Products or, in the case of a Live Claim in a pending patent application, until the earlier of (i) abandonment cancellation, withdrawal, or disclaiming of such Live Claim or (ii) the [***] anniversary of filing such patent application or, if a parent of such patent application exists, the [***] anniversary of the earliest such parent application, Pharmacopeia may not use the Focused Libraries, Lead Compounds, Development Compounds, Products and Other Products for any purpose except (A) Pharmacopeia's Internal Research Purposes and (B) screening against Outside Targets as set forth in Section 4.9(b) below. "Internal Research Purposes" means Pharmacopeia's sole, internal use for which it is not receiving payment from any Third Party, without the right to license or disclose to a Third Party any results of such use for any purpose without the prior, express written consent of Berlex. Pharmacopeia agrees not to transfer such Focused Libraries, substances therein, Lead Compounds or Development Compounds to any Third Party in connection with such use for Internal Research Purposes.

     (b) Screening Against Outside Targets.  Pharmacopeia may use the Focused
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     Libraries including those listed on Exhibit A hereto, for purposes of screening against Outside Targets to identify Outside Compounds. As used herein, "Outside Compound" shall mean a compound that (i) is identified through Pharmacopeia's screening of the Focused Libraries pursuant to this
     Section 4.9(b), and (ii) has activity against an Outside Target; provided, however, that compounds which are Lead Compounds or Development Compounds shall not be Outside Compounds. Pharmacopeia may commercialize such Outside Compounds as set forth in Section 4.15 below.



*** Information omitted and filed separately with the Commission under Rule
    24b-2

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7.  The following new Section 4.15 is inserted following Section 4.14:

     4.15  Commercialization of Outside Compounds.  In the event that
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     Pharmacopeia desires to commercially exploit an Outside Compound,
     Pharmacopeia may so notify Berlex in writing [***]

     (a) [***] Berlex shall give Pharmacopeia written notice (a "Berlex Response") stating whether Berlex desires to [***]. If Berlex states in such Berlex Response [***]. If Berlex states in the Berlex Response that [***].

     (b) [***] In the event that Berlex and Pharmacopeia [***]. Pharmacopeia shall not, [***].


*** Information omitted and filed separately with the Commission under Rule
    24b-2

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     (c) Third Party Collaboration.  [***]  Pharmacopeia may negotiate with any
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     third party, and enter into with any third party, an agreement concerning research and development of such Outside Compound and an exclusive (even as to Pharmacopeia and Berlex) royalty-bearing license (or sublicense as the case may be) under the Developed Technology and the Pharmacopeia Base Technology to make, have made, use, sell, offer to sell, and import products containing such Outside Compound or other compounds identified through such research and development; provided, however, that Pharmacopeia shall pay to Berlex [***] of any non-royalty cash consideration for such license actually received by Pharmacopeia from such third party (including without limitation up-front payments, premiums on equity, license fees, and milestones payments, but excluding all amounts provided to Pharmacopeia in the form of loans or compensation for research or development services, or other work, performed by Pharmacopeia) and [***] of any cash royalty payments actually received by Pharmacopeia from such third party for products containing such Outside Compound.

     (d) Restriction on Exploitation of Outside Compounds.  Except as the
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     parties may otherwise agree in writing, Berlex shall not research, develop, exploit, sell or commercialize (through licensing, research collaboration, or otherwise) any Outside Compound that has been identified to Berlex in an Outside Compound Notification received by Berlex other than through an agreement with Pharmacopeia pursuant to this Section 4.15, and Pharmacopeia shall not exploit, sell or commercialize (through licensing, research collaboration, or otherwise) Outside Compounds except as provided in this
     Section 4.15.

8.  The following new Subsection 14.3(e) is inserted following Subsection
    14.3(d):

     (e) Outside Compounds.  It is understood that all agreements, if any,
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     between Pharmacopeia and third parties with respect to research and development of Outside Compounds entered into pursuant to Section 4.15, and all licenses or sublicenses, if any, granted by Pharmacopeia to a third parties in accordance with Section 4.15, shall not be affected by the expiration or termination of this Agreement for any reason, and such agreements, licenses or sublicenses shall only terminate or expire in accordance with their own terms. Notwithstanding any other provision of this Agreement, the right of Pharmacopeia to screen Focused Libraries against Outside Targets in accordance with Sections 4.7 and 4.9 and to enter into agreements and licenses or sublicenses with respect to Outside Compounds as set forth in Section 4.15 shall survive the expiration or termination of this Agreement for any reason.


*** Information omitted and filed separately with the Commission under Rule
    24b-2

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9.   Except as specifically modified or amended hereby, the Agreement shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.


     IN WITNESS WHEREOF, each of the parties has executed this Amendment as of the date indicated on this Amendment.

BERLEX LABORATORIES, INC.            PHARMACOPEIA, INC.

By: /S/ DALE STRINGFELLOW            By:  /S/ JOSEPH A. MOLLICA
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Name:  Dale Stringfellow                  Name:  Joseph A. Mollica, Ph.D.
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Title: Vice President                     Title: Chairman & CEO
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Date:  November 21, 1997                  Date:  November 20, 1997
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